COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7   COMMITMENTS AND CONTINGENT LIABILITIES
a. Commitments
The Company leases office space and vehicles under non-cancelable operating leases in various countries in which it does business.
The Israeli subsidiary subleases 1,166 square meters (approximately 12,550 square feet) for monthly rent of  $29 per square meter to a related party, which is an entity co-founded by the Chairman and CTO and the President and CEO of the Company (the “Company’s founders”). The current lease term expires on August 1, 2016 with automatic one-year renewals.
Future minimum annual lease commitments under all of the Company’s operating lease agreements are as follows:
U.S. dollars in thousands
Years ending December 31:
2016	3,263
2017	3,036
2018	2,774
2019	444
9,517

Rent expenses net of sublease income for the Company for the years ended December 31, 2015, 2014 and 2013 were $2,563 thousand, $2,211 thousand and $1,447 thousand, respectively.
In July 2015, the Israeli subsidiary entered into several agreements related to acquisition of land in Jerusalem, Israel which the Company intends to use for the construction of a new R&D and innovation center that will also host our headquarters. The Company estimates total costs related to the land acquisition of approximately $12 million. The agreements are subject to various closing conditions, including the receipt of certain regulatory approvals. There is no assurance that the Company will obtain these regulatory approvals and meet the closing conditions of the agreements. As of December 31, 2015, the effect of those agreements on the financial statements was immaterial.
b. Royalty and commissions bearing agreements
The Company has entered into a number of license and technology transfer agreements with third parties. The agreements allow the Company to utilize and leverage the third parties’ technology in order to integrate it into the Company’s products (“Integrated Product”). In consideration thereof, the Company is obligated to pay royalties to each of the third parties, for each unit of the applicable Integrated Product sold to other parties. As a result, the Company recorded during the years ended December 31, 2015, 2014 and 2013, expenses of approximately $2,022 thousand, $1,768 thousand and $920 thousand in the financial statements, respectively. These expenses are classified as a component of cost of revenues.
In connection with multiple contractor and agent agreements, the Company is committed to pay commissions up to 4% of the direct sales earned directly as a result of these agreements. These expenses are classified as a component of sales and marketing.
c. Contingent liabilities:
From time to time the Company may be a party to commercial and litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.
In April 2016, a complaint was filed against Mobileye N.V. and the U.S. subsidiary by an individual alleging that certain of the Company’s AM products infringe one patent and seeking injunctive relief and unspecified monetary damages. At this early stage, the Company is not able to predict or reasonably estimate the ultimate outcome or possible losses relating to this complaint, however, the Company does not expect the ultimate resolution of this complaint to have a material effect on its consolidated financial statements.